                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               February 11, 2000 (Date of earliest event reported)

                           CORNERSTONE PROPERTIES INC.
             (Exact name of Registrant as specified in its Charter)


        Nevada                           1-12861                74-2170858
(State or other jurisdiction           (Commission            (IRS Employer
of incorporation and organization)     File Number)         Identification No.)


                           Cornerstone Properties Inc.
                                    Tower 56
                              126 East 56th Street
                               New York, NY 10022
                    (Address of principal executive offices)

                                 (212) 605-7100
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

         On February 11, 2000, Cornerstone Properties Inc. ("Cornerstone") and Equity Office Properties Trust ("EOP") issued a joint Press Release announcing that EOP, EOP Operating Limited Partnership, a Delaware limited partnership of which EOP is the managing general partner ("EOP Partnership"), Cornerstone and Cornerstone Properties Limited Partnership, a Delaware limited partnership of which Cornerstone is the sole general partner ("Cornerstone Partnership"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement provides for a merger of Cornerstone with and into EOP (the "Merger") and a merger of Cornerstone Partnership with and into EOP Partnership (the "Partnership Merger" and, together with the Merger, the "Mergers").

         In the Mergers, holders of common stock of Cornerstone ("Cornerstone Common Stock"), and holders of Class A common units of limited partner interest of Cornerstone Partnership ("Cornerstone OP Units"), shall be entitled to elect to receive, for each share or unit, as the case may be, either 0.7009 of a share of beneficial interest of EOP ("EOP Common Shares") (or, in the case of the Cornerstone OP Units, 0.7009 of a Class A Unit of EOP Partnership ("EOP OP Units")), or $18.00 per share (or per unit, as the case may be) in cash, subject to proration as provided in the Merger Agreement. Each share of 7% Cumulative Convertible Preferred Stock, liquidation preference $16.50 per share, of Cornerstone ("Cornerstone Preferred Stock") shall be converted into the right to receive $18.00, plus accrued and unpaid dividends, in cash. As of February 10, 2000, there were 129,280,012 shares of Cornerstone Common Stock and 19,097,584 Cornerstone OP Units (excluding those held by Cornerstone) outstanding and 3,030,303 shares of Cornerstone Preferred Stock outstanding.

         William Wilson III, Chairman of the Board of Cornerstone, John S. Moody, President, Chief Executive Officer and a Director of Cornerstone, and Jan van der Vlist, a Director of Cornerstone, will become trustees of EOP with terms expiring at the annual meetings of shareholders expiring in 2003, 2002 and 2003, respectively.

         The Merger is expected to be tax-free to Cornerstone stockholders, except that Cornerstone stockholders who receive cash in the Merger will recognize income for federal income tax purposes to the extent of the cash received. The Mergers are subject to customary closing conditions, including the approval of the Merger by the shareholders of EOP and the stockholders of Cornerstone and the approval of the Partnership Merger, to the extent necessary, by the partners of EOP Partnership and Cornerstone Partnership.

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         In connection with the execution of the Merger Agreement, (i)
Stichting Pensioenfonds Voor de Gezondheid, Geestelijke en Maatschapelijke Belangen ("PGGM") and officers and directors of Cornerstone controlling in the aggregate approximately 39% of the outstanding shares of Cornerstone Common Stock and approximately .4% of the outstanding Cornerstone OP Units not held by Cornerstone, have agreed, among other things, to vote their shares of Cornerstone Common Stock and Cornerstone OP Units to approve the Merger Agreement and the Mergers and (ii) the holders of all of the outstanding shares of Cornerstone Preferred Stock have entered into a stock option agreement (the "Stock Option Agreement"), pursuant to which such holders have granted to Cornerstone and EOP an option to acquire, among other things, all of their shares of Cornerstone Preferred Stock at any time prior to the completion of the Merger at a purchase price of $18.00 per share, plus accrued and unpaid dividends, in cash, subject to adjustment as provided therein. In addition, each of the trustees and certain executive officers of EOP, which collectively control approximately 0.9% of the outstanding EOP Common Shares and approximately 37.3% of the outstanding EOP OP Units not held by EOP, have agreed, among other things, to vote their EOP Common Shares and EOP OP Units to approve the Merger Agreement and the Mergers.

         The foregoing description is qualified in its entirety by reference to the complete text of the Merger Agreement, the Stock Option Agreement and the voting agreement relating to PGGM, copies of which are filed as Exhibits 2.1, 10.1 and 10.2 to this current report on Form 8-K and are incorporated herein by reference in their entirety. A copy of the news release, dated February 11, 2000 (the "News Release"), relating to the Mergers is filed as
Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference. The property information contained in the News Release is set forth on a combined basis, giving effect to the Mergers as if they had occurred as of the dates and for the periods set forth therein.

         The News Release contains, among other things, certain forward-looking statements regarding each of Cornerstone, Cornerstone Partnership, EOP and EOP Partnership and the combined companies following the Mergers, including statements relating to cost savings, enhanced revenues and accretion to reported earnings and funds from operations that may be realized from the Mergers. Such forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause the combined companies' actual results to differ materially from the anticipated results or other expectations expressed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, the timely consummation of the Mergers, the ability to successfully integrate the operations of EOP and Cornerstone, general economic conditions, financial and capital market conditions, local and regional real estate conditions, the timely reletting of occupied square footage upon expiration of leases, the timely acquisition of additional income-producing properties and development sites, the timely development and lease-up of other properties, and other risks detailed from time to time in EOP's and Cornerstone's reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 or the Securities Act of 1933.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        EXHIBIT NUMBER               EXHIBIT DESCRIPTION
        --------------               -------------------
        2.1                          Agreement and Plan of Merger, dated as of February 11, 2000, among
                                     EOP, EOP Operating Limited Partnership, Cornerstone Properties Inc.
                                     and Cornerstone Properties Limited Partnership.

        10.1                         Stock Option Agreement, dated February 11, 2000, by and among
                                     Cornerstone Properties Inc., Equity Office Properties Trust, Deutsche
                                     Bank AG and Deutscher Herold Lebensversicherungs-AG.

        10.2                         Voting Agreement, dated February 11, 2000, by and among Equity Office
                                     Properties Trust, EOP Operating Limited Partnership, WCP Services, Inc.
                                     and Stichting Pensioenfonds voor de Gezondheid, Geestelijke en
                                     Maatschappelijke Belangen.

        99.1                         Text of News Release Relating to the Mergers dated February 11, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Cornerstone has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            CORNERSTONE PROPERTIES INC.
                            (Registrant)



Date: February 15, 2000     By:   /s/ KEVIN P. MAHONEY
                                ----------------------
                            Name:    Kevin P. Mahoney
                            Title:   Senior Vice President and Chief Financial
                                     Officer

                                  EXHIBIT INDEX

EXHIBIT NUMBER               EXHIBIT DESCRIPTION
--------------               -------------------
 2.1                         Agreement and Plan of Merger, dated as of February 11, 2000, among
                             EOP, EOP Operating Limited Partnership, Cornerstone Properties Inc.
                             and Cornerstone Properties Limited Partnership.

10.1                         Stock Option Agreement, dated February 11, 2000, by and among
                             Cornerstone Properties Inc., Equity Office Properties Trust, Deutsche
                             Bank AG and Deutscher Herold Lebensversicherungs-AG.

10.2                         Voting Agreement, dated February 11, 2000, by and among Equity Office
                             Properties Trust, EOP Operating Limited Partnership, WCP Services, Inc.
                             and Stichting Pensioenfonds voor de Gezondheid, Geestelijke en
                             Maatschappelijke Belangen.

99.1                         Text of News Release Relating to the Mergers dated February 11, 2000.